SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                (Amendment No. 1)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                November 9, 2000
--------------------------------------------------------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                                   TECE, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



           Nevada                     0-30170               88-0390657
---------------------              --------------       ------------------------
(State or Other                     (Commission           (IRS Employer
Jurisdiction of                     File Number)        Identification No.)
Incorporation)

                            740 St-Maurice, Suite 410
                            Montreal, Quebec, Canada
                                     H3C 1L5
--------------------------------------------------------------------------------
                     (Address of Principal Executive Office)


                                 (514) 954-3665
--------------------------------------------------------------------------------
                         (Registrant's telephone number,
                              including area code)


--------------------------------------------------------------------------------
                        (Former Name and Former Address)

         TECE, Inc. (the "Company") hereby amends Item 7 of its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 27, 2000, to include the financial statements and pro forma financial statements listed below in Item 7.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

         (a)  Financial Statements of TEC TechnololgyEvaluation.com Corporation

                  Independent Auditors' Report.
                     Consolidated Balance Sheets as at December 31, 1999 and 1998. Consolidated Statements of Operations for the years ended December 31, 1999 and 1998.
                  Consolidated  Statement of Shareholders'  Equity  (Deficiency)
                     for the years ended December 31, 1999 and 1998.
                  Consolidated  Statements  of Cash  Flows for the  years  ended
                     December 31, 1999 and 1998.
                  Notes to Consolidated Financial Statements.
                  Interim  Consolidated  Balance Sheets as at September 30, 2000
                   and December 31, 1999 (unaudited).
                           Interim  Consolidated  Statements of  Operations  and
                             Deficit for the nine-month periods ended September 30, 2000 and 1999
                           (unaudited).
                  Interim  Consolidated   Statements  of  Shareholders'   Equity
                     (Deficiency) for the nine-month period ended September 30, 2000 (unaudited).
                  Interim   Consolidated   Statements  of  Cash  Flows  for  the
                     nine-month periods ended September 30, 2000 and 1999 (unaudited).
                  Notes to Interim Consolidated Financial Statements.

         (b)      Pro Forma Financial Information of TECE, Inc.

                  Pro Forma Consolidated Balance Sheet as at September 30, 2000. Pro Forma Consolidated Statement of Operations and Deficit for
                      the nine-month period ended September 30, 2000.
                  Pro Forma Consolidated Statement of Operations and Deficit for
                       the nine-month period ended December 31, 1999.
                  Notes to Pro Forma Consolidated Financial Statements.


         (c)      Exhibits.

         *4.1 Share Exchange Agreement made as of October 10, 2000 between the Registrant, 3786137 Canada Inc., Tec TechnologyEvaluation.com, Manitex Capital Inc., Intasys Corporation Inc. and Mr. Don Lobley.

         *4.2     Support   Agreement   made  October  10,  2000,   between  the
                  Registrant,      3786137      Canada     Inc.      and     Tec
                  TechnologyEvaluation.com.

         *4.3     Voting   Agreement   made  October  10,   2000,   between  the
                  Registrant,      3786137      Canada     Inc.      and     Tec
                  TechnologyEvaluation.com.

----------------------------
*  Previously filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            TECE, INC.


February 2, 2001                            By: /s/ Michael Clayton
                                               --------------------------
                                               Name: Michael Clayton
                                               Title: Chief Financial Officer

                                   TECE, INC.

                          INDEX TO FINANCIAL STATEMENTS

                                                                            Page

TEC TECHNOLOGYEVALUATION.COM CORPORATION (FORMERLY ARLINGSOFT
CORPORATION)

Independent Auditors' Report................................................F-3
Consolidated Balance Sheets as at December 31, 1999 and 1998................F-4
Consolidated Statements of Operations for the years ended December 31, 1999 and 1998...............................................................F-5

Consolidated Statements of Shareholders' Equity (Deficiency) for the years ended December 31, 1999 and 1998.......................................F-6

Consolidated Statements of Cash Flows for the years ended December 31, 1999 and 1998...............................................................F-8

Notes to Consolidated Financial Statements..................................F-9

Interim Consolidated Balance Sheets as at September 30, 2000 and
      December 31, 1999 (unaudited).........................................F-28

Interim Consolidated Statements of Operations and Deficit for the nine-month periods ended September 30, 2000 and 1999 (unaudited)..................F-29

Interim Consolidated Statements of Shareholders' Equity (Deficiency) for the
     nine-month period ended September 30, 2000 (unaudited).................F-30

Interim Consolidated Statements of Cash Flows for the nine-month periods ended September 30, 2000 and 1999 (unaudited)..................F-31

Notes to Interim Consolidated Financial Statements..........................F-32

TECE, INC.

Pro Forma Consolidated Balance Sheet as at September 30, 2000...............F-37

Pro Forma Consolidated Statement of Operations and Deficit for the
     nine-month period ended September 30, 2000.............................F-38

Pro Forma Consolidated Statement of Operations and Deficit for the
     nine-month period ended December 31, 1999..............................F-39

Notes to Pro Forma Consolidated Financial Statements........................F-40

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS OF
TEC TECHNOLOGYEVALUATION.COM CORPORATION


We have audited the consolidated balance sheets of TEC TECHNOLOGYEVALUATION.COM CORPORATION (formerly Arlingsoft Corporation) as at December 31, 1999 and 1998 and the consolidated statements of operations, shareholders' equity (deficiency) and cash flows for each of the years in the two-year period ended December 31, 1999. These financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Corporation as at December 31, 1999 and 1998 and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 1999 in conformity with accounting principles generally accepted in the United States.

These financial statements have been prepared on a going concern basis, which assumes the realization of assets and liquidation of liabilities in the normal course of business. As discussed in note 1 to the consolidated financial statements, the Corporation has suffered recurring losses which raise substantial doubt about its ability to continue as a going concern. The Corporation's future is dependent on obtaining the necessary financing to complete its projects, to market its technology and upon future profitable operations and steps taken by its shareholders, and on the ability of the Corporation to generate cash flow from operations and other measures to eliminate the deficit. In its business plan, the Corporation anticipates the need to raise additional capital. These financial statements do not give effect to any adjustments which could be necessary should the Corporation be unable to continue as a going concern and, therefore, be required to realize its assets and discharge its liabilities in other than the normal course of business, and at amounts different from those reflected in the accompanying financial statements.


/s/ PricewaterhouseCoopers LLP
CHARTERED ACCOUNTANTS

Montreal, Quebec, Canada
December 22, 2000

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Consolidated Balance Sheets

--------------------------------------------------------------------------------

(expressed in U.S. dollars)


                                                                                                AS AT                  AS AT
                                                                                         DECEMBER 31,           DECEMBER 31,
                                                                                                 1999                   1998
                                                                                                    $                      $

ASSETS

CURRENT ASSETS
Cash and cash equivalents                                                                      143,543               424,140
Accounts receivable (note 5)                                                                   107,891                27,163
Tax credits receivable                                                                         163,991               213,346
Prepaid expenses                                                                                64,407                 5,544
                                                                                      -----------------------------------------

                                                                                               479,832               670,193

FIXED ASSETS (note 6)                                                                          198,209                28,039

OTHER ASSETS                                                                                     9,017                 6,856
                                                                                      -----------------------------------------

                                                                                               687,058               705,088
                                                                                      -----------------------------------------

LIABILITIES

CURRENT LIABILITIES
Accounts payable and accrued liabilities (note 7)                                              432,085               337,044
Notes payable (note 8)                                                                       1,007,451                     -
Current portion of long-term debt (note 9)                                                      16,108               101,333
                                                                                      -----------------------------------------

                                                                                             1,455,644               438,377
                                                                                      -----------------------------------------


LONG-TERM DEBT (note 9)                                                                        175,429               113,600

ADVANCES FROM MANITEX CAPITAL INC. (note 10)                                                 1,034,093               358,532

CONVERTIBLE DEBENTURES (note 11)                                                             1,738,057               524,297
                                                                                      -----------------------------------------

                                                                                             2,947,579               996,429
                                                                                      -----------------------------------------

COMMITMENTS (note 14)

REDEEMABLE PREFERRED SHARES (4,000,000 Class A preferred shares issued and outstanding;
      December 31, 1998 - 4,000,000) (note 12)                                               2,046,508             2,046,508
                                                                                      -----------------------------------------

SHAREHOLDERS' EQUITY (DEFICIENCY)

EXCESS OF DEFICIT OVER SHARE CAPITAL
Capital stock (note 13)
      17,806,588 (December 31, 1998 - 19,500,000) common shares issued
           and outstanding                                                                   3,813,000             4,652,357
Deferred stock-based compensation                                                             (165,500)           (3,500,000)
Additional paid-in capital                                                                     248,250                     -
Accumulated other comprehensive income (loss)                                                  (89,045)               27,811
Accumulated deficit                                                                         (9,569,378)           (3,956,394)
                                                                                      -----------------------------------------

                                                                                            (5,762,673)           (2,776,226)
                                                                                      -----------------------------------------

                                                                                               687,058               705,088
                                                                                      -----------------------------------------

The accompanying notes are an integral part of these financial statements.

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Consolidated Statements of Operations

--------------------------------------------------------------------------------

(expressed in U.S. dollars)


                                                                                              FOR THE                FOR THE
                                                                                           YEAR ENDED             YEAR ENDED
                                                                                         DECEMBER 31,           DECEMBER 31,
                                                                                                 1999                   1998
                                                                                                    $                      $

REVENUES
Consulting revenue                                                                             357,845                33,322
Licencing revenue from software sales                                                           13,424                75,842
                                                                                      -----------------------------------------

                                                                                               371,269               109,164
                                                                                      -----------------------------------------

EXPENSES
Selling and administrative (including stock-based compensation expense of
      $2,533,040;
      1998 - $1,151,752)                                                                     5,786,624             1,817,254
Research and development, net of tax credits                                                    29,004                    44
Amortization of other assets                                                                     9,899                 5,132
Depreciation of fixed assets                                                                    19,361                13,680
                                                                                      -----------------------------------------

                                                                                             5,844,888             1,836,110
                                                                                      -----------------------------------------

OPERATING LOSS                                                                              (5,473,619)           (1,726,946)
                                                                                      -----------------------------------------

OTHER INCOME (EXPENSES)
Interest income                                                                                 40,367                   391
Finance fee expense                                                                            (96,011)              (39,357)
Interest expense                                                                              (220,650)              (67,331)
Foreign exchange gain                                                                           60,387                    15
                                                                                      -----------------------------------------

                                                                                              (215,907)             (106,282)
                                                                                      -----------------------------------------

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                                         (5,689,526)           (1,833,228)

INCOME TAX RECOVERY                                                                             61,381               753,000
                                                                                      -----------------------------------------

NET LOSS FOR THE YEAR FROM CONTINUING OPERATIONS BEFORE EXTRAORDINARY GAIN                  (5,628,145)           (1,080,228)

DISCONTINUED OPERATIONS
Loss from discontinued operations                                                                    -              (223,215)
Gain on disposal of UTTC United Tri-Tech Corporation ("UTTC") - net of tax of
      $753,000 (note 4)                                                                              -             1,479,273
                                                                                      -----------------------------------------

NET LOSS FOR THE YEAR BEFORE EXTRAORDINARY GAIN                                             (5,628,145)              175,830

EXTRAORDINARY GAIN ON SETTLEMENT OF DEBT, net of tax of $7,811                                  15,161                     -
                                                                                      -----------------------------------------

NET INCOME (LOSS) FOR THE YEAR                                                              (5,612,984)              175,830
                                                                                      -----------------------------------------


INCOME (LOSS) PER COMMON SHARE, BASIC AND DILUTED FROM:
Continuing operations before extraordinary gain                                                  (0.30)                (0.09)
Discontinued operations                                                                              -                  0.11
                                                                                      -----------------------------------------

Net income (loss) before extraordinary gain                                                      (0.30)                 0.02
Extraordinary gain                                                                                   -                     -
                                                                                      -----------------------------------------

NET INCOME (LOSS) PER COMMON SHARE                                                               (0.30)                 0.02
                                                                                      -----------------------------------------

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING                                        18,485,762            11,747,079
                                                                                      -----------------------------------------

The accompanying notes are an integral part of these financial statements.

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Consolidated Statements of Shareholders' Equity (Deficiency)
for the years ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

(expressed in U.S. dollars)


                                                                     CLASS A                    COMMON                 CLASS A-1
                                                    -------------------------------------------------------------------------------
                                                                                NUMBER OF     VALUE OF    NUMBER OF    VALUE OF
                                                                                SHARES          SHARES    SHARES         SHARES
                                                                                ISSUED               $    ISSUED              $
                                                      NUMBER OF     VALUE OF
                                                         SHARES       SHARES
                                                         ISSUED            $

BALANCE AT DECEMBER 31, 1997                          1,468,500      919,988

Issuance of Class E shares on acquisition of UTTC
Redemption of Class E shares for Class A-1 shares                                                            866,667    1,816,560
Redemption of Class A-1 shares for Class B-1 and
   B-2 shares                                                                                               (866,667)  (1,816,560)
Redemption of Class B-1 shares for cash
Conversion of obligation into Class A shares             19,100       36,948
Issuance of Class A shares for cash                         100          260
Conversion of Class B-2 shares into Class A shares      436,167      915,482
Redemption of Class C shares
Acquisition of Class A preferred shares              (1,923,867)  (1,872,678)   10,196,495            1
Acquisition of Class D shares
Acquisition of Class B-1 shares
Common shares issued for cash                                                    9,303,505    4,652,356
Stock-based compensation expense
Excess of consideration issued to parent company
   on acquisition of UTTC over carrying amount
   recorded in accounts of parent company (note 4)
Foreign currency translation adjustment
Net income for the period
Other comprehensive income


Comprehensive income
                                                    --------------------------------------------------------------------------------

BALANCE AT DECEMBER 31, 1998                                  -            -    19,500,000    4,652,357            -            -

Issuance of stock options
Common shares issued for cash                                                      406,010      210,420
Common shares repurchased for cash                                              (2,099,422)  (1,049,777)
Stock-based compensation expense
Foreign currency translation adjustment
Net loss for the period
Other comprehensive loss

Comprehensive loss
                                                    --------------------------------------------------------------------------------

                                      F-6


BALANCE AT DECEMBER 31, 1999                                  -            -    17,806,588    3,813,000            -            -
                                                    --------------------------------------------------------------------------------





                                                                                  ACCUMULATED                       TOTAL
                                                                                        OTHER               SHAREHOLDERS'
                                                         DEFERRED   ADDITIONAL  COMPREHENSIVE  ACCUMULATED         EQUITY
                                                      STOCK-BASED      PAID-IN         INCOME      DEFICIT   (DEFICIENCY)
                                                     COMPENSATION      CAPITAL         (LOSS)            $              $

BALANCE AT DECEMBER 31, 1997                                                            7,997   (1,789,148)    (861,163)

Issuance of Class E shares on acquisition of UTTC
Redemption of Class E shares for Class A-1 shares                                                             1,816,560
Redemption of Class A-1 shares for Class B-1 and
   B-2 shares                                                                                                (1,816,560)
Redemption of Class B-1 shares for cash
Conversion of obligation into Class A shares                                                                     36,948
Issuance of Class A shares for cash                                                                                 260
Conversion of Class B-2 shares into Class A shares                                                              915,482
Redemption of Class C shares
Acquisition of Class A preferred shares                                                                      (1,872,677)
Acquisition of Class D shares
Acquisition of Class B-1 shares
Common shares issued for cash                       (4,651,752)                                                     604
Stock-based compensation expense                     1,151,752                                                1,151,752
Excess of consideration issued to parent company
   on acquisition of UTTC over carrying amount
   recorded in accounts of parent company (note 4)                                            (2,343,076)    (2,343,076)
Foreign currency translation adjustment                                            19,814                        19,814
Net income for the period                                                                        175,830        175,830
Other comprehensive income                                                                        19,814
                                                                                          --------------

Comprehensive income                                                                             195,644
                                                    ----------------------------------------------------------------------

BALANCE AT DECEMBER 31, 1998                        (3,500,000)                    27,811     (3,956,394)    (2,776,226)

Issuance of stock options                             (248,250)     248,250
Common shares issued for cash                                                                                  210,420
Common shares repurchased for cash                   1,049,710                                                    (67)
Stock-based compensation expense                     2,533,040                                              2,533,040
Foreign currency translation adjustment                                          (116,856)                   (116,856)
Net loss for the period                                                                       (5,612,984)  (5,612,984)
Other comprehensive loss                                                                        (116,856)
                                                                                           -------------

Comprehensive loss                                                                            (5,729,840)
                                                    ----------------------------------------------------------------------

BALANCE AT DECEMBER 31, 1999                          (165,500)     248,250       (89,045)    (9,569,378)  (5,762,673)
                                                    ----------------------------------------------------------------------


                                                          REDEEMABLE PREFERRED
                                                              SHARES (NOTE 13)
                                                       -------------------------

                                                       NUMBER OF
                                                          SHARES       VALUE OF
                                                          ISSUED         SHARES
                                                                              $

BALANCE AT DECEMBER 31, 1997                          6,478,092         110,253

Issuance of Class E shares on acquisition of UTTC     2,600,000       1,816,560
Redemption of Class E shares for Class A-1 shares    (2,600,000)     (1,816,560)
Redemption of Class A-1 shares for Class B-1 and
   B-2 shares                                         2,600,000       1,816,560
Redemption of Class B-1 shares for cash              (1,200,000)       (837,404)
Conversion of obligation into Class A shares
Issuance of Class A shares for cash
Conversion of Class B-2 shares into Class A shares   (1,308,500)       (915,162)
Redemption of Class C shares                         (6,462,992)           (417)
Acquisition of Class A preferred shares               4,000,000       2,046,508
Acquisition of Class D shares                           (15,100)       (109,836)
Acquisition of Class B-1 shares                         (91,500)        (63,994)
Common shares issued for cash
Stock-based compensation expense
Excess of consideration issued to parent company
   on acquisition of UTTC over carrying amount
   recorded in accounts of parent company (note 4)
Foreign currency translation adjustment
Net income for the period
Other comprehensive income


Comprehensive income
                                                    ----------------------------

BALANCE AT DECEMBER 31, 1998                        ( 4,000,000       2,046,508

Issuance of stock options
Common shares issued for cash
Common shares repurchased for cash
Stock-based compensation expense
Foreign currency translation adjustment
Net loss for the period
Other comprehensive loss


Comprehensive loss
                                                    ----------------------------

BALANCE AT DECEMBER 31, 1999                          4,000,000      2,046,508
                                                    ----------------------------


  The accompanying notes are an integral part of these financial statements.

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Consolidated Statements of Cash Flows


----------------------------------------------------------------------------

(expressed in U.S. dollars)

                                                                                              FOR THE                FOR THE
                                                                                           YEAR ENDED             YEAR ENDED
                                                                                         DECEMBER 31,           DECEMBER 31,
                                                                                                 1999                   1998
                                                                                                    $                      $

CASH FLOWS PROVIDED BY (USED IN)

OPERATING ACTIVITIES
Net income (loss) for the year                                                              (5,612,984)              175,830
Adjustments for
      Loss from discontinued operations                                                              -               223,215
      Gain on disposal of UTTC                                                                       -            (1,479,273)
      Gain on settlement of debt                                                               (22,972)                    -
      Depreciation of fixed assets                                                              19,361                13,680
      Amortization of other assets                                                               9,899                 5,132
      Accrued interest on convertible debentures                                               160,153                 2,022
      Stock-based compensation expense                                                       2,533,040             1,151,752
      Deferred income taxes on gain on disposal of UTTC                                              -              (753,000)
Change in non-cash operating working capital items
      Accounts and other receivables                                                           (76,824)               29,816
      Tax credits receivable                                                                    60,465                 9,115
      Prepaid expenses                                                                         (56,854)               16,581
      Accounts payable and accrued liabilities                                                  72,253                34,714
                                                                                      -----------------------------------------

                                                                                            (2,914,463)             (570,416)
                                                                                      -----------------------------------------

FINANCING ACTIVITIES
Settlement of debt                                                                             (13,460)                    -
Proceeds from issuance of convertible debentures                                               985,982               542,513
Proceeds from long-term debt                                                                    58,639                70,138
Repayment of long-term debt                                                                    (57,549)              (85,737)
Proceeds from issuance of common shares                                                        210,353                   604
Proceeds from issuance of notes payable (Intasys)                                              980,566                     -
Proceeds (repayments) of advances from Manitex Capital Inc.                                    635,863              (541,366)
Issuance of Class A shares                                                                           -                   260
Repayment of note payable                                                                            -              (978,148)
Redemption of Class B-1 shares                                                                       -              (837,404)
Redemption of Class C shares                                                                         -                  (417)
                                                                                      -----------------------------------------

                                                                                             2,800,394            (1,829,557)
                                                                                      -----------------------------------------

INVESTING ACTIVITIES
Additions to patents                                                                           (11,599)               (2,438)
Additions to fixed assets, net of investment tax credits of $127,282 (1998 -
      $6,395)                                                                                 (182,738)               (6,395)
Decrease in due from Arlington 1993 and Company Limited Partnership                                  -               101,128
Proceeds on disposal of UTTC                                                                         -             2,794,708
                                                                                      -----------------------------------------

                                                                                              (194,337)            2,887,003
                                                                                      -----------------------------------------

EFFECT OF FOREIGN EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS                            27,809               (65,818)
                                                                                      -----------------------------------------

INCREASE (DECREASE) IN CASH                                                                   (280,597)              421,212

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR                                                  424,140                 2,928
                                                                                      -----------------------------------------

CASH AND CASH EQUIVALENTS - END OF YEAR                                                        143,543               424,140
                                                                                      -----------------------------------------

Cash and cash equivalents comprise:
      Cash                                                                                     143,543               424,140

SUPPLEMENTARY INFORMATION (note 17)

The accompanying notes are an integral part of these financial statements.

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Notes to Consolidated Financial Statements

For the years ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

(expressed in U.S. dollars)


1     INCORPORATION AND NATURE OF OPERATIONS

      TEC TechnologyEvaluation.Com Corporation (formerly Arlingsoft Corporation) (the "Corporation") was incorporated on November 13, 1998 under the Canada Business Corporations Act. The Corporation is a provider of Web-based research and analysis on computer hardware, software, communications and related information technology ("IT") industries. On November 18, 1998, the Corporation acquired all of the issued and outstanding shares of Arlington Software Corporation and Technology Evaluation Center, Incorporated (formerly Arlington Software Inc.). Because these transactions involved companies under common control, they were accounted for in a manner similar to pooling of interests (note 3).

      These financial statements have been prepared on a going concern basis which assumes the realization of assets and the liquidation of liabilities in the normal course of business. The Corporation's ability to continue as a going concern is dependent upon obtaining the necessary financing to complete its projects, to market its technology and upon future profitable operations. The Corporation's future is dependent on the steps taken by its shareholders, and on the ability of the Corporation to generate cash flow from operations and other measures to eliminate the deficit. In its business plan, the Corporation anticipates the need to raise additional capital. These financial statements do not give effect to any adjustments which could be necessary should the Corporation be unable to continue as a going concern and, therefore, be required to realize its assets and discharge its liabilities in other than the normal course of business, and at amounts different from those reflected in these financial statements.

      The Corporation is planning to complete a private placement as discussed in note 21.


2     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      These   financial   statements  have  been  prepared  in  accordance  with
      accounting principles generally accepted in the United States and include the following significant accounting policies.

      a)   Principles of consolidation

           The consolidated financial statements include the accounts of the Corporation and its wholly owned subsidiaries, Arlington Software Corporation and Technology Evaluation Center, Incorporated. All intercompany balances and transactions have been eliminated on consolidation.

      b)   Cash and cash equivalents

           Cash and cash equivalents consist of cash on hand and balances with banks.

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Notes to Consolidated Financial Statements

For the years ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

(expressed in U.S. dollars)


      c)   Fixed assets

           Fixed assets are recorded at cost less applicable tax credits. Depreciation is provided on a straight-line basis over the estimated useful lives of the assets at the following annual rates:

                Computer equipment                    20%
                Furniture and fixtures                20%
                Office equipment                  33 1/3%
                Leasehold improvements      Term of lease

      d)   Other assets

           Intangible assets are recorded at cost. Amortization is provided on a straight-line basis over the estimated useful lives of the assets at the following annual rates:

                Patents                           33 1/3%

           The capitalized amount with respect to patents relates to direct costs incurred in connection with securing the patents.

      e)   Revenue recognition

           The Corporation derives revenue from the licence of its software and related services, which include implementation and integration services, technical services and training. Revenue is recognized for the various contract elements based on vendor-specific objective evidence of the fair value for each element.

           Revenue from licence fees is recognized in income upon receipt of an unconditional order under a licence agreement and delivery of the software provided there are no significant remaining vendor obligations, the fee is fixed or determinable, and collection of the sale proceeds is probable.

           As well, the Corporation derives revenue from providing consulting services. Consulting services which are typically performed under separate service agreements are recognized as the services are performed.

      f)   Research and development expenses

           Research and development costs are charged to expense as incurred. Statement of Financial Accounting Standards No. 86, "Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed", requires capitalization of certain computer software development costs incurred after technological feasibility is established. The Corporation's software development costs through December 31, 1999 have been incurred principally prior to the establishment of technological feasibility and subsequent to the general release of the product in conjunction with the development of maintenance upgrades. Consequently, software development costs qualifying for capitalization have been insignificant.

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Notes to Consolidated Financial Statements

For the years ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

(expressed in U.S. dollars)


      g)   Stock-based compensation costs

           The Corporation maintains a stock-based compensation plan whereby stock options are issued to employees. The plan is described in note
           13. The Corporation accounts for stock-based compensation using the intrinsic value method as set out in APB 25, "Accounting for Stock Options Issued to Employees", and related interpretations. Intrinsic value is measured as being the excess of the fair value of the stock at date of grant over the exercise price. In accordance with SFAS No. 123 "Accounting for Stock-based Compensation", the Corporation provides pro forma disclosures of net income (loss) and net income
           (loss) per common share as if the fair value base method of accounting has been used.

      h)   Use of estimates

           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      i)   Foreign currency translation

           The Corporation's financial statements are presented in U.S. dollars; however, the functional currency is the Canadian dollar. Accordingly, the financial statements of the Corporation are translated from the functional currency into the reporting currency using the current rate method. Under this method, assets and liabilities are translated at the exchange rate in effect at the balance sheet date, capital stock transactions are translated at the exchange rates in effect on the dates of the respective transactions, and revenue and expenses are translated using the weighted average exchange rate for the reporting period. All gains and losses arising from translation of the financial statements into the reporting currency are included in accumulated other comprehensive income (loss). Accumulated other comprehensive income (loss), and changes therein, arise solely from the application of this transaction method.

      j)   Foreign currency transactions

           Transactions denominated in currencies other than the functional currency are measured and recorded in the functional currency at the exchange rate in effect on the date of the respective transactions. At each balance sheet date, monetary items denominated in currencies other than the functional currency are revalued using the exchange rate in effect at the date of the balance sheet. Any gains and losses arising on revaluation are included in the statement of operations for the period.

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Notes to Consolidated Financial Statements

For the years ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

(expressed in U.S. dollars)


      k)   Net income (loss) per common share

           Net income (loss) per common share is computed under SFAS No. 128, "Earnings Per Share". Basic net income (loss) per share is computed using the weighted average number of shares of common stock outstanding, excluding common shares of common stock subject to repurchase. Diluted net income (loss) per share does not differ from basic net income (loss) per common share since potential common shares from conversion of preferred stock, stock options and warrants and outstanding shares of common stock subject to repurchase are anti-dilutive for all periods presented.

      l)   Impairment of long-lived assets

           In accordance with SFAS No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets to be Disposed of", the Corporation reviews the carrying value of its long-lived assets, including goodwill associated with assets acquired in a purchase business combination, when events or changes in circumstances indicate that the carrying value may not be recoverable. If this review indicates that the carrying amounts of the assets and goodwill, where applicable, will not be recoverable, as determined based on estimated undiscounted cash flows, an impairment loss is recorded. Impairment losses, if any, are measured as the excess of the carrying values over the fair values of the related assets.

      m)   Income taxes

           The Corporation provides for income taxes using the liability method of tax allocation. Under this method, deferred income tax assets and liabilities are determined based on deductible or taxable temporary differences between financial statement values and tax values of assets and liabilities using enacted income tax rates expected to be in effect for the year in which the differences are expected to reverse.

           The Corporation establishes a valuation allowance against deferred income tax assets if, based on available information, it is more likely than not that some or all of the deferred income tax assets will not be realized.

      n)   Tax credits

           As December 31, 1999 the Corporation is entitled to scientific research and experimental development ("SR&ED") tax credits granted by the Canadian Federal government ("Federal") and the government of the Province of Quebec ("Provincial"). Federal SR&ED tax credits, which are refundable within certain limits, are earned on qualified Canadian SR&ED expenditures at a rate of 35%. Provincial SR&ED tax credits, which are also refundable within certain limits, are earned on qualified SR&ED salaries in the Province of Quebec at a rate of 40%.

           SR&ED and other tax credits are accounted for as a reduction of the related assets or costs. As a result of the exchange of shares, as described in note 21 e), the Corporation will no longer be considered a Canadian controlled private corporation ("CCPC"), as that term is defined in the Canadian Income Tax Act, and consequently will lose the refundable nature of the Federal credits and will only be able to apply these to offset Federal income taxes otherwise payable. Furthermore the tax credits, both Federal and Provincial, will be reduced to 20% of eligible expenditures.

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Notes to Consolidated Financial Statements

For the years ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

(expressed in U.S. dollars)


3     REORGANIZATION

      On November 18, 1998, the Corporation acquired all of the issued and outstanding share capital of Arlington Software Corporation in exchange for common shares and Class A preferred shares (see notes 12 and 13). In addition, the Corporation also acquired all of the issued and outstanding shares of Technology Evaluation Center, Incorporated (formerly Arlington Software Inc.), a Delaware company held by Arlington Software Corporation, for US$100. Because these transactions involved companies under common control, they were accounted for in a manner similar to a pooling of interests. Accordingly, the consolidated financial statements of the Corporation reflect the assets and liabilities of Arlington Software Corporation and Technology Evaluation Center, Incorporated at their net book value and include, for all periods presented, the combined results of operations of the Corporation, Arlington Software Corporation and Technology Evaluation Center, Incorporated.

      The combined companies' net assets as at November 17, 1998 are as follows:

                                                                      TECHNOLOGY
                                               ARLINGTON            EVALUATION
                                                SOFTWARE               CENTER,
                                             CORPORATION          INCORPORATED           ELIMINATIONS                  TOTAL
                                                       $                     $                      $                      $

           Total assets                          296,507                    100                      -               296,607
           Total liabilities                     829,551                      -                      -               829,551
                                        ---------------------------------------------------------------------------------------

           Net assets                           (533,044)                   100                      -              (532,944)
                                        ---------------------------------------------------------------------------------------

4        ACQUISITION AND DISPOSITION OF UTTC UNITED TRI-TECH CORPORATION

         a) In 1998, the Corporation acquired a 55% share interest in UTTC United Tri-Tech Corporation ("UTTC") from its then parent company, Manitex Capital Inc., for a total consideration of $2,794,708. The Corporation issued a promissory note of $978,148 and 2,600,000 newly issued Class E shares with a fair market value of $1,816,560 as consideration for the acquisition. Because the transaction involved companies under common control, it was accounted for in a manner similar to a pooling. The amount of $2,343,076 representing the difference between the net investment of $451,632 and the consideration paid of $2,794,708 was charged to accumulated deficit.

             For income tax purposes, the parties elected to apply the rollover provisions available under the relevant income tax legislation to the transaction.

        b) Also in 1998, all of the Corporation's share interest in UTTC was sold for a cash consideration of $2,794,708. The gain on disposal of $2,232,273 (net of tax of $753,000) as well as the results of operations of UTTC have been reclassified as discontinued operations.

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Notes to Consolidated Financial Statements

For the years ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

(expressed in U.S. dollars)

5        ACCOUNTS RECEIVABLE

                                                                                         DECEMBER 31,           DECEMBER 31,
                                                                                                 1999                   1998
                                                                                                    $                      $

      Trade (allowance for doubtful accounts - nil; 1998 - nil)                                 71,201                 9,292
      Sales tax receivable                                                                      34,607                11,987
      Other                                                                                      2,083                 5,884
                                                                                      -----------------------------------------

                                                                                               107,891                27,163
                                                                                      -----------------------------------------


6        FIXED ASSETS

                                                                                                           DECEMBER 31, 1999
                                                               ----------------------------------------------------------------

                                                                                          ACCUMULATED
                                                                          COST           DEPRECIATION                    NET
                                                                             $                      $                      $

      Computer equipment                                                 66,971                 54,007                12,964
      Furniture and fixtures                                             93,012                  7,589                85,423
      Office equipment                                                   61,078                  5,767                55,311
      Leasehold improvements                                             45,783                  1,272                44,511
                                                               ----------------------------------------------------------------

                                                                        266,844                 68,635               198,209
                                                               ----------------------------------------------------------------

                                                                                                           DECEMBER 31, 1998
                                                               ----------------------------------------------------------------

                                                                                          ACCUMULATED
                                                                          COST           DEPRECIATION                    NET
                                                                             $                      $                      $

      Computer equipment                                                 61,037                 39,221                21,816
      Furniture and fixtures                                              9,255                  4,130                 5,125
      Office equipment                                                    3,948                  2,850                 1,098
      Leasehold improvements                                                  -                      -                     -
                                                               ----------------------------------------------------------------

                                                                         74,240                 46,201                28,039
                                                               ----------------------------------------------------------------

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Notes to Consolidated Financial Statements

For the years ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

(expressed in U.S. dollars)


7        ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

                                                                                   DECEMBER 31,  1999         DECEMBER 31, 1998
                                                                                                    $                      $

      Accounts payable                                                                         291,567               121,877
      Accrued salaries                                                                          84,293               135,723
      Accrued liabilities                                                                       56,225                79,444
                                                                                      -----------------------------------------

                                                                                               432,085               337,044
                                                                                      -----------------------------------------


8     NOTES PAYABLE

      The notes payable bear interest at 6% and are repayable on demand. The notes are secured by a lien on substantially all of the Corporation's property. Subsequent to December 31, 1999, these notes were exchanged for secured debentures in the same amount (see note 21).

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Notes to Consolidated Financial Statements

For the years ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

(expressed in U.S. dollars)


9     LONG-TERM DEBT

                                                                                         DECEMBER 31,           DECEMBER 31,
                                                                                                 1999                   1998
                                                                                                    $                      $

      Loan from a Canadian provincial government agency (1999 - CA$85,244,  1998
           - CA$93,061),  bearing interest at its weekly term rate, secured by a lien providing a first ranking charge on all present and future
           assets, repayable in 44 monthly instalments of $1,342                                59,061                60,804
      Repayable contribution from a Canadian federal government agency (1999 -
           CA$191,200, 1998 - $104,049), non-interest bearing, repayable in four annual instalments beginning 24 months after completion of the
           project. The debt is unsecured                                                      132,476                67,984
      Small business loan (CA$35,180), bearing interest at the bank's prime rate plus 3% per annum,  secured by a lien covering the  universality of  present  and  future  equipment,  repayable  in  monthly  capital instalments of $792 plus interest. This loan was repaid during the
           period                                                                                    -                22,986
      Small business loan (CA$42,534), bearing interest at the bank's prime rate plus 3% per annum,  secured by a lien covering the  universality of  present  and  future  equipment,  repayable  in  monthly  capital instalments of $838 plus interest. This loan was repaid during the
           period                                                                                    -                27,790
      Debt (CA$54,132) originally due on April 30, 1999, bearing interest at
           10% per annum,  with interest payable  semi-annually,  convertible at the option of the holder into 18,044 Class A shares at a price of
           CA$3.00 per share(i). The debt is unsecured                                               -                35,369
                                                                                      -----------------------------------------

                                                                                               191,537               214,933
      Less: Current portion                                                                     16,108               101,333
                                                                                      -----------------------------------------

                                                                                               175,429               113,600
                                                                                      -----------------------------------------

      (i) During the year, the debt was settled in its entirety for an amount of $13,460. The difference between the settlement amount and the carrying value was recorded as a gain on settlement of debt.

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Notes to Consolidated Financial Statements

For the years ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

(expressed in U.S. dollars)


      Principal repayments on long-term debt are as follows:

                                                              $

           2000                                           16,108
           2001                                           49,226
           2002                                           49,226
           2003                                           43,857
           2004                                           33,120
                                                       -----------

                                                         191,537
                                                       -----------

10    ADVANCES FROM MANITEX CAPITAL INC.

      The advances from Manitex Capital Inc., a shareholder, bear interest at a rate of 12% per annum and have no specified terms of repayment. The advances have been classified as long-term because Manitex Capital Inc. has agreed not to demand repayment prior to January 1, 2001. The advances are unsecured. Subsequent to December 31, 1999, a portion of these advances was exchanged for secured debentures (see note 21).


11    CONVERTIBLE DEBENTURES

                                                                                         DECEMBER 31,           DECEMBER 31,
                                                                                                 1999                   1998
                                                                                                    $                      $

      Principal
           Denominated in Canadian dollars (CA$1,257,500;
                December 31, 1998 - CA$325,000)                                                871,267               212,349
           Denominated in U.S. dollars                                                         700,000               310,000
                                                                                      -----------------------------------------

                                                                                             1,571,267               522,349
      Accrued interest                                                                         166,790                 1,948
                                                                                      -----------------------------------------

                                                                                             1,738,057               524,297
                                                                                      -----------------------------------------

      The convertible debentures bear interest at a rate of 12% per annum and are repayable in full on December 31, 2003. In the event that in any fiscal year consolidated earnings before income taxes, depreciation and amortization (EBITDA) are below US$1,000,000, then interest payable on the outstanding principal is accrued and capitalized. If EBITDA is in excess of US$1,000,000 or more, 20% of EBITDA shall be used to pay the interest on the outstanding principal. At December 31, 1999, the total interest due on the convertible debentures in the amount of $166,790 (December 31, 1998
      - $1,948) was accrued and capitalized.

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Notes to Consolidated Financial Statements

For the years ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

(expressed in U.S. dollars)

      The convertible debentures are convertible at the option of the holder at any time prior to maturity into common shares of the Corporation at a conversion price of US$0.50 (CA$0.77) per share in the event that (i) the Corporation attains net revenues of US$25,000,000 in any given fiscal year, (ii) completes a private placement for an aggregate amount of US$2,000,000 and at a price per common share in excess of US$1.50, or
      (iii) the Corporation proceeds with a public offering. Subsequent to year-end, a $48,701 convertible debenture was converted at US$0.50 per share into 97,403 shares.

12       REDEEMABLE PREFERRED SHARES

      Authorized - Unlimited number of
           ClassA preferred shares, non-voting, entitled to a fixed, annual, non-cumulative dividend of 3%, redeemable at the option of the Corporation or the holder at any time for the fair equivalent of money that the Corporation would have received if such shares had been issued for money upon the occurrence of the following events:

                o    a public offering of the securities of the Corporation; and
                o a sale or liquidation of all or substantially all of the assets of the Corporation or its subsidiaries

           Class B preferred  shares,  voting,  redeemable  at the option of the
                Corporation or the holder for the amount paid thereon beginning five years subsequent to the date of issuance of such Class B preferred shares, convertible into common shares on a share-for-share basis
           Voting Class B shares, redeemable at the fair market value of the consideration received
           Non-voting  Class B-1  shares,  entitled  to  monthly  non-cumulative dividends of 1/4 of 1%, redeemable at the option of the Corporation or the holder at the consideration paid thereon
           Non-voting  Class B-2  shares,  entitled  to  monthly  non-cumulative dividends of 1/4 of 1%, convertible into Class A shares on the basis of one Class A share for every three Class B-2 shares so converted, redeemable at the option of the Corporation or the holder at the consideration paid thereon
           Voting Class C shares, 10%  non-cumulative,  redeemable at the option of the Corporation at the fair market value of the consideration received
           Non-voting  Class  D  shares,  10%  non-cumulative,   redeemable  and
                retractable at the option of the Corporation or holder at the fair market value of the consideration received
           Voting Class E shares, 10% non-cumulative, redeemable and retractable at the option of the Corporation or holder at the fair market value of the consideration received
           Non-voting Class F shares, 10% non-cumulative and redeemable at the option of the Corporation at the fair market value of the consideration received

13       CAPITAL STOCK

         a) Authorized - Unlimited number of
                Common shares, voting
                Voting Class A shares
                Voting Class A-1 shares

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Notes to Consolidated Financial Statements

For the years ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

(expressed in U.S. dollars)


           Arlington Software Corporation (Arlington) had the following share capital transactions during fiscal 1998:

              i) 2,600,000 Class E shares with a fair value of $1,816,560 were issued to Arlington's then parent company (Manitex Capital Inc.) as partial consideration for the acquisition of UTTC;

             ii) Arlington repurchased the 2,600,000 Class E shares held by its then parent company in consideration for 866,667 Class A-1 shares with a value of $1,816,560;

            iii)    The 866,667  Class A-1 shares were  redeemed  for  1,291,500
                    Class B-1 shares with a value of $901,398 and 1,308,500 Class B-2 shares with a value of $915,162;

             iv) Arlington redeemed 1,200,000 Class B-1 shares held by its then parent company for a cash consideration of $837,404;

              v) The Corporation's Class B-2 shares were converted into 436,167 Class A shares (one Class A share for every three Class B-2 shares);

             vi) Arlington issued 19,100 Class A shares as settlement for obligations with a fair value of $36,948;

            vii) Arlington issued 100 Class A shares for a cash consideration of $260;

           viii) The Corporation redeemed 6,462,999 Class C shares for a cash consideration of $417.

           The   following   share    transactions    occurred   following   the
           reorganization at November 18, 1998 (note 3):

             ix) The Corporation acquired 1,923,867 Class A shares of Arlington Software Corporation (being all of the issued and outstanding Class A shares) for a consideration consisting of 10,196,495 and 3,841,750 of the Corporation's common shares and Class A preferred shares, respectively. Because this transaction involved companies under common control, the value attributed to the preferred shares issued by the Corporation was the carrying amount recorded in the accounts of Arlington Software Corporation. The common shares were attributed a nominal value;

             x) The Corporation acquired 15,100 Class D shares and 91,500 Class B-1 shares of Arlington Software Corporation (being all of the issued and outstanding Class D and Class B-1 shares) for a consideration consisting of 98,250 and 60,000 of the Corporation's Class A preferred shares. Because this transaction involved companies under common control, the value attributed to the preferred shares issued by the Corporation was the carrying amount recorded in the accounts of Arlington Software Corporation;

            xi) The Corporation issued 9,303,505 common shares for a cash consideration of $604. The fair value of these shares was $0.50 each. Of these shares issued, 8,000,000 were restricted for one year, which resulted in $500,000 recorded at December 31, 1998 as a stock-based compensation expense and deferred stock-based compensation amounted to $3,500,000.

                    1,303,505 shares were issued to employees at a nominal value; therefore a stock-based compensation expense of $651,752 was recorded at December 31, 1998.

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Notes to Consolidated Financial Statements

For the years ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

(expressed in U.S. dollars)

         Year ended December 31, 1999:


           xii) The Corporation issued 406,010 common shares for a cash consideration of $210,420;

          xiii) The Corporation repurchased 2,099,422 common shares (under an employee stock purchase plan) for a cash consideration of $2. The excess of the book value of the common shares ($69) over the purchase price has been credited to paid-in capital. In addition, stock-based compensation was credited in the amount of $131,213 to reverse the related stock-based compensation originally recorded in 1998.

b)       Share option plan

         Under a share option plan, the Corporation may grant options to purchase common shares to key employees and directors. The terms, number of common shares covered by each option as well as the permitted frequency of the exercise of such options will be determined by the Board of Directors. The plan contemplates a maximum of 1,700,000 common shares which may be optioned under the share option plan. Options expire ten years from the date of grant or on date of employee's termination. Options outstanding at December 31, 1999 vest over three years.

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Notes to Consolidated Financial Statements

For the years ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

(expressed in U.S. dollars)


           Changes in outstanding options during the year were as follows:

                                                                                                                    WEIGHTED
                                                                                                                     AVERAGE
                                                                EXERCISE PRICE                                EXERCISE PRICE
                                                                           US$                 NUMBER                    US$

                Options outstanding, January 1, 1999                          -                      -                     -
                      Granted                                              0.20                827,500                  0.20
                      Exercised                                               -                      -                     -
                      Cancelled                                               -                      -                     -
                                                               ----------------------------------------------------------------

                Options outstanding,
                      December 31, 1999                                    0.20                827,500                  0.20
                                                               ----------------------------------------------------------------

                Options exercisable,
                      December 31, 1999                                    0.20                231,652                  0.20
                                                               ----------------------------------------------------------------

                Weighted average remaining contractual
                      life (years)                                                                                       9.6
                                                                                                            -------------------

                Weighted average fair value of options
                      granted in 1999                                                                                   0.50
                                                                                                            -------------------

           Compensation expense has been recognized for the Corporation's stock incentive plan under APB 25 in the amount of $82,750 (1998 - nil). Deferred stock-based compensation amounted to $165,500. For purposes of the SFAS No. 123 pro forma disclosure below, the estimated fair value of the options is amortized to expense over the options' vesting period. Had compensation cost for the Corporation's stock options been recognized based on the fair value at the grant date for awards during fiscal 1998 and 1999 consistent with the provisions of SFAS No. 123, the Corporation's net income would have been reduced to the pro forma amounts indicated below.

                                                                                       DECEMBER 31,             DECEMBER 31,
                                                                                               1999                     1998
                                                                                                  $                        $

                Net income (loss) - as reported                                           (5,612,984)                 175,830
                Net income (loss) - pro forma                                             (5,662,609)                 175,830
                Net loss per common share (basic and diluted) - as reported                    (0.31)                   (0.02)
                Net loss per common share (basic and diluted) - pro forma                      (0.31)                     n/a

           The fair value of each option grant is estimated on the date of grant using the Black-Scholes options pricing model with the following weighted average assumptions used for grants in fiscal 1999: dividend yield of 0%; volatility - nil; risk-free interest rate of 6%; and expected lives of approximately 7.5 years.

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Notes to Consolidated Financial Statements

For the years ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

(expressed in U.S. dollars)


14    COMMITMENTS

      The Corporation is committed to minimum payments under operating leases for its premises and computer equipment approximately as follows:

                                                  $

           2000                             213,399
           2001                             198,847
           2002                             117,093
           2003                                 692
                                 ------------------

                                            530,031
                                 ------------------

15    INCOME TAXES

      The Corporation and its Canadian subsidiary have accumulated operating losses and scientific research and development expenditures available to reduce future years' taxable income and accumulated investment tax credits available to reduce future years' income taxes payable.

      These income tax benefits expire as follows:

                                                                                                     SCIENTIFIC RESEARCH AND
                                                                             INVESTMENT             EXPERIMENTAL DEVELOPMENT
                                                            OPERATING        TAX CREDIT                         EXPENDITURES
                                    ------------------------------------ -----------------  -----------------------------------

                                           FEDERAL             QUEBEC           FEDERAL            FEDERAL            QUEBEC
                                                 $                  $                 $                  $                 $
           2002                                   -                  -             2,633                  -                 -
           2003                             310,746                  -             3,118                  -                 -
           2004                                   -                  -               416                  -                 -
           2005                             588,928                  -             3,464                  -                 -
           2006                             359,593            355,743             3,949                  -                 -
           2008                                   -                  -               624                  -                 -
           2009                                   -                  -             1,386                  -                 -
           Indefinitely                           -                  -                 -            355,435            65,129
                                    -------------------------------------------------------------------------------------------

                                          1,259,267            355,743            15,590            355,435            65,129
                                    -------------------------------------------------------------------------------------------

      In addition, the Corporation's U.S. subsidiary has operating losses for income tax purposes available to reduce future years' taxable income in the amount of approximately US$2,400,000. These losses expire in 2020.

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Notes to Consolidated Financial Statements

For the years ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

(expressed in U.S. dollars)


                                                                                         DECEMBER 31,           DECEMBER 31,
                                                                                                 1999                   1998
                                                                                                    $                      $

           Deferred income tax assets
                Accumulated research and development expenses                                  106,035               306,264
                Operating losses carryforward in Canada                                        388,039               387,810
                Operating losses carryforward in the United States                             600,000                     -
                Tax credits                                                                      5,928                15,000
                                                                                      -----------------------------------------

           Total deferred tax assets                                                         1,100,002               709,074
           Valuation allowance                                                              (1,100,002)             (709,074)
                                                                                      -----------------------------------------

           Net deferred tax assets                                                                   -                     -

           Deferred tax liabilities                                                                  -                     -
                                                                                      -----------------------------------------

           Net deferred tax assets                                                                   -                     -
                                                                                      -----------------------------------------

      The reconciliation of the income tax provision calculated using the Canadian federal and provincial statutory income tax rates to the recovery for income taxes per the financial statements is as follows:


                                                                                       DECEMBER 31,             DECEMBER 31,
                                                                                               1999                     1998
                                                                                                  %                        %

           Income taxes at combined Canadian federal and provincial
                statutory tax rate (on continuing operations)                                    (38)                     (38)
           Difference in statutory tax rate of U.S. subsidiary                                     6                       -
           Effect of non-deductible expenses (stock-based compensation)                           17                       24
           Change in valuation allowance                                                          15                      (27)
           Recovery on Quebec credit for losses                                                   (1)                      -
                                                                                  ---------------------------------------------

           Effective tax rate                                                                     (1)                     (41)
                                                                                  ---------------------------------------------

      The recovery for 1999 consists of an accelerated recovery of operating losses for provincial tax purposes.

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Notes to Consolidated Financial Statements

For the years ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

(expressed in U.S. dollars)


16       RELATED PARTY TRANSACTIONS

      Included in the statement of operations are the following related party transactions:

                                                                                       DECEMBER 31,             DECEMBER 31,
                                                                                               1999                     1998
                                                                                                  $                        $

           Interest charged by Manitex Capital Inc.                                           45,830                   35,207
           Management fees charged by Manitex Capital Inc.                                    52,313                   75,593
           Interest charged by Intasys Corporation (notes payable)                             7,379                        -

      These transactions occurred in the normal course of operations and were measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties.


17       SUPPLEMENTAL DISCLOSURE TO CASH FLOW STATEMENT

                                                                                       DECEMBER 31,             DECEMBER 31,
                                                                                               1999                     1998
                                                                                                  $                        $

      Cash paid for:
           Interest                                                                            7,882                  112,164
           Income taxes                                                                            -                        -


18    FINANCIAL INSTRUMENTS

      a)   Fair values

           The Corporation has determined that the carrying values of its short-term financial assets and liabilities approximate their fair values due to the short-term maturity of those instruments. The carrying values of the long-term debt, the advances from Manitex Capital Inc. and the notes payable are not materially different from their fair values based on the current market rates of interest available to the Corporation for the same or similar instruments.

      b)   Credit risk

           Credit risk results from the possibility that a loss may occur from the failure of another party to perform according to the terms of a contract. Financial instruments that potentially subject the
           Corporation to credit risk consist principally of accounts receivable. There have been no significant credit losses.

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Notes to Consolidated Financial Statements

For the years ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

(expressed in U.S. dollars)


      c)   Interest rate risk

           As at December 31, 1999, the Corporation's exposure to interest rate risk is as follows:

            Cash and cash equivalents                            Variable rate
            Accounts and other receivables                Non-interest bearing
            Income and tax credits receivable             Non-interest bearing
            Accounts payable and accrued liabilities      Non-interest bearing
            Notes payable                               As described in note 8
            Long-term debt                              As described in note 9
            Advances from Manitex Capital Inc.         As described in note 10
            Convertible debentures                     As described in note 11


19    NEW ACCOUNTING STANDARDS

      On December 3, 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin ("SAB") 101, "Revenue Recognition". SAB 101 and its related amendments and interpretations are effective commencing in the first fiscal quarter of the first fiscal year beginning after December 15, 1999. The adoption of this standard is not expected to have a significant impact on the Corporation's financial statements.

      In 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities". The standard, which must be applied prospectively, is effective for all fiscal quarters of all fiscal years beginning after June 15, 2000. The adoption of SFAS No. 133 is not expected to have any material impact on the Corporation's financial statements.

      In March 2000, the Financial Accounting Standards Board issued FASB Interpretation ("FIN") No. 44, "Accounting for Certain Transactions Involving Stock Compensation - an Interpretation of APB 25". This FIN, which is effective July 1, 2000, clarifies the application of APB 25 with respect to certain issues. The adoption of this standard is not expected to have a significant impact on the Corporation's financial statements.

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Notes to Consolidated Financial Statements

For the years ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

(expressed in U.S. dollars)


20    SEGMENT INFORMATION

      Management has organized the Corporation under one reportable segment, that being the development and marketing of software and related services. Substantially all of the Corporation's long-lived assets are located in Canada and the United States.

      The summary of revenue by geographic location in which the Corporation's customers are located is as follows:

                                      DECEMBER 31,              DECEMBER 31,
                                              1999                      1998
                                                 $                         $

           United States                   207,173                     65,355
           Canada                          159,155                     32,171
           Other                             4,941                     11,638
                                   --------------------------------------------

                                           371,269                    109,164
                                   --------------------------------------------

      During the year ended December 31, 1999, there were three customers from which 10% or more of the Corporation's total revenues were derived, accounting for 16%, 32%, 20% of total revenue. During the year ended December 31, 1998, there were no customers from which 10% or more of the Corporation's total revenues were derived.


21    SUBSEQUENT EVENTS

      a)   The  Corporation   repurchased  2,040,000  common  shares  (under  an
           employee stock purchase plan) from shareholders for a total cash consideration of $487 (CA$711).

      b)   The  Corporation   issued   1,027,406   common  shares  for  a  total
           consideration of $272,293 (CA$411,686).

      c) The Corporation granted an additional 215,000 options to purchase common shares at an exercise price of US$0.20 per share and 55,000 options to purchase common shares at an exercise price of US$0.50 per share.

           Employees forfeited a total of 517,500 issued and outstanding options with an exercise price of US$0.20 each.

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Notes to Consolidated Financial Statements

For the years ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

(expressed in U.S. dollars)


      d) Effective March 30, 2000, the Corporation raised $3,000,000 through a private placement of 6% secured debentures, convertible at a price of US$0.21 per share. This transaction with related parties was completed on realization of the following:

             An exchange of notes payable due to Intasys Corporation      $        1,000,000
             An exchange of advances due to Manitex Capital Inc.                     375,000
                                                                            -------------------

             Total consideration on exchange of existing debt                      1,375,000

             Cash from Intasys Corporation                                         1,625,000
                                                                            -------------------

             Convertible debentures issued                                $        3,000,000
                                                                            -------------------

          Subsequently, the $3,000,000 convertible debentures were converted at US$0.21 per share into 14,285,714 shares. This transaction forms part of the 23,826,280 common shares that were transferred to 3786137 Canada Inc. as described in note 21 e).

      e) As of October 10, 2000, a Share Exchange Agreement (the "Exchange Agreement") was entered into among TECE Inc., a Nevada corporation listed on the OTC BB in the United States under the symbol TENC and formerly called Internet Food Co. Inc. ("TECE"), its wholly owned subsidiary, 3786137 Canada Inc. ("3786137"), TEC Technology Evaluation.Com Corporation ("TEC.com") Manitex Capital Inc. ("Manitex"), Intasys Corporation ("Intasys") and Mr. Don Lobley ("Lobley"), (Manitex, Lobley and Intasys are collectively referred to as the "Majority TEC.com Shareholders"). Effective November 9, 2000, pursuant to this Exchange Agreement, TECE, through its wholly owned subsidiary, 3786137, has taken a majority controlling interest in TEC.com.

          On closing of the transactions contemplated by the Exchange Agreement, the Majority TEC.com Shareholders transferred to 3786137, on a two-for-one basis, all of the shares and convertible debentures of TEC.com held by them, equivalent to a total of 23,826,280 common shares of TEC.com, for an aggregate of 11,913,140 exchangeable preferred shares of 3786137 (the "Exchangeable Shares"). The Exchangeable Shares are exchangeable on a share-for-share basis at the option of their holder into an aggregate of 11,913,140 shares of common stock, US$0.001 par value, of TECE.

          As part of the transactions, TECE and 3786137 have agreed to present this offer to the eligible minority shareholders and the convertible debenture holders of TEC.com to exchange their common shares and convertible debentures of TEC.com for Exchangeable Shares on the same terms and conditions as those offered to and accepted by the Majority Shareholders.

          Furthermore, concurrent with the closing of the transactions contemplated by the Exchange Agreement, TECE completed a private placement yielding gross proceeds of US$4,000,000 in which it issued an aggregate of 1,000,000 units. Each unit includes one share of TECE common stock and one warrant. Each warrant entitles its holder to acquire one share of TECE common stock at a price of US$5.00 on or before September 30, 2002.

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Interim Consolidated Balance Sheet

--------------------------------------------------------------------------------

(expressed in U.S. dollars)

                                                                                 AS AT                  AS AT
                                                                         SEPTEMBER 30,           DECEMBER 31,
                                                                                  2000                   1999
                                                                                     $                      $
                                                                           (unaudited)
ASSETS

CURRENT ASSETS
Cash and cash equivalents                                                        38,788               143,543
Accounts receivable                                                             281,775               107,891
Tax credits receivable                                                          207,004               163,991
Prepaid expenses                                                                 69,086                64,407
                                                                         ---------------------------------------

                                                                                596,653               479,832

FIXED ASSETS                                                                    165,319               198,209

OTHER ASSETS                                                                      8,087                 9,017
                                                                         ---------------------------------------

                                                                                770,059               687,058
                                                                         ---------------------------------------

LIABILITIES

CURRENT LIABILITIES
Bank indebtedness                                                               507,203                     -
Accounts payable and accrued liabilities                                        877,899               432,085
Notes payable                                                                   630,000             1,007,451
Deferred revenue                                                                141,167                     -
Current portion of long-term debt                                                15,427                16,108
                                                                         ---------------------------------------

                                                                              2,171,696             1,455,644
                                                                         ---------------------------------------

LONG-TERM DEBT                                                                  156,443               175,429

ADVANCES FROM MANITEX CAPITAL INC.                                              910,165             1,034,093

CONVERTIBLE DEBENTURES                                                        4,985,263             1,738,057
                                                                         ---------------------------------------

                                                                              6,051,871             2,947,579
                                                                         ---------------------------------------

REDEEMABLE PREFERRED SHARES (4,000,000 Class "A" preferred shares,
      December 31, 1999 - 4,000,000) issued and outstanding                   2,046,508             2,046,508
                                                                         ---------------------------------------

SHAREHOLDERS' EQUITY (DEFICIENCY)

EXCESS OF DEFICIT OVER SHARE CAPITAL
Capital stock
      15,993,994 (December 31, 1999 - 17,806,588) common shares issued
           and outstanding                                                    2,865,293             3,813,000
Deferred stock-based compensation                                              (103,437)             (165,500)
Additional paid-in capital                                                    2,819,679               248,250
Accumulated other comprehensive income (loss)                                   145,245               (89,045)
Accumulated deficit                                                         (15,226,796)           (9,569,378)
                                                                         ---------------------------------------

                                                                             (9,500,016)           (5,762,673)
                                                                         ---------------------------------------

                                                                                770,059               687,058
                                                                         ---------------------------------------

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Interim Consolidated Statements of Operations and Deficit

For the nine-month periods ended September 30, 2000 and 1999
--------------------------------------------------------------------------------

(expressed in U.S. dollars)


                                                                                                 2000                   1999
                                                                                                    $                      $
                                                                                          (unaudited)            (unaudited)

REVENUE
Consulting fees                                                                                421,045               260,058
Licensing revenue from software sales                                                                -                13,004
Web advertising revenue                                                                        170,384                     -
                                                                                      -----------------------------------------

                                                                                               591,429               273,062
                                                                                      -----------------------------------------

EXPENSES
Selling and administrative (including stock-based compensation expense
      (reversal of) $(957,450); September 30, 1999 - $2,137,352)                             3,087,142             3,983,408
Research and development, net of tax credits                                                    50,913                75,900
Amortization of other assets                                                                     7,682                 7,346
Depreciation of fixed assets                                                                    51,055                11,291
                                                                                      -----------------------------------------

                                                                                             3,196,792             4,077,945
                                                                                      -----------------------------------------

OPERATING LOSS                                                                              (2,605,363)           (3,804,883)
                                                                                      -----------------------------------------

OTHER INCOME (EXPENSES)
Interest income                                                                                  2,750                12,620
Finance fee expense                                                                             (1,852)              (95,469)
Interest expense (including accretion on convertible debentures of
      $2,571,429 (note 4))                                                                  (2,897,585)             (160,961)
Foreign exchange gain (loss)                                                                  (155,368)               15,853
                                                                                      -----------------------------------------

                                                                                            (3,052,055)             (227,957)
                                                                                      -----------------------------------------

NET LOSS FOR THE PERIOD                                                                     (5,657,418)           (4,032,840)
                                                                                      -----------------------------------------

NET LOSS PER COMMON SHARE, BASIC AND DILUTED                                                     (0.33)                (0.22)
                                                                                      -----------------------------------------

WEIGHTED AVERAGE NUMBER OF COMMON SHARES                                                    16,926,470            18,485,762
                                                                                      -----------------------------------------

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Interim Consolidated Statements of Shareholders' Equity (Deficiency)
(Unaudited)

For the nine-month period ended September 30, 2000
--------------------------------------------------------------------------------

(expressed in U.S. dollars)



                                                  NUMBER OF                            DEFERRED       ADDITIONAL
                                                     COMMON         VALUE OF        STOCK-BASED          PAID-IN
                                                     SHARES           SHARES       COMPENSATION          CAPITAL
                                                     ISSUED                $                  $                $

BALANCE AT DECEMBER 31, 1999                      17,806,588        3,813,000          (165,500)          248,250

Common shares issued for cash                        227,406           72,293
Common shares repurchased for cash                (2,040,000)      (1,020,000)        1,019,513
Stock-based compensation costs                                                         (957,450)
Accretion with respect to beneficial
      conversion feature on conversion of
      convertible debentures                                                                            2,571,429
Foreign currency translation adjustment
Comprehensive loss
      Net loss for the period
      Other comprehensive income



                                               ----------------------------------------------------------------------
BALANCE AT SEPTEMBER 30, 2000                     15,993,994        2,865,293          (103,437)        2,819,679
                                               ----------------------------------------------------------------------


                                                  ACCUMULATED                                  TOTAL
                                                        OTHER                          SHAREHOLDERS'
                                                COMPREHENSIVE       ACCUMULATED               EQUITY
                                                INCOME (LOSS)           DEFICIT         (DEFICIENCY)
                                                            $                 $                    $

BALANCE AT DECEMBER 31, 1999                          (89,045)         (9,569,378)        (5,762,673)

Common shares issued for cash                                                                 72,293
Common shares repurchased for cash                                                              (487)
Stock-based compensation costs                                                              (957,450)
Accretion with respect to beneficial
      conversion feature on conversion of
      convertible debentures                                                               2,571,429
Foreign currency translation adjustment               234,290                                234,290
Comprehensive loss
      Net loss for the period                                          (5,657,418)        (5,657,418)
      Other comprehensive income                                          234,290
                                                                  ----------------

                                                                       (5,423,128)
                                               --------------------------------------------------------
BALANCE AT SEPTEMBER 30, 2000                         145,245         (15,226,796)        (9,500,016)
                                               --------------------------------------------------------

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Interim Consolidated Statement of Cash Flows

For the nine-month periods ended September 30, 2000 and 1999
--------------------------------------------------------------------------------

(expressed in U.S. dollars)

                                                                                           2000                   1999
                                                                                              $                      $
                                                                                    (unaudited)            (unaudited)
CASH FLOWS PROVIDED BY (USED IN)

OPERATING ACTIVITIES
Net loss for the period                                                               (5,657,418)           (4,465,805)
Adjustments for
      Gain on settlement of debt                                                                               (22,972)
      Depreciation of fixed assets                                                        51,055                11,291
      Depreciation of other assets                                                         7,682                 7,346
      Accrued interest on convertible debentures                                         297,041               115,534
      Stock-based compensation                                                          (957,450)            2,570,317
      Accretion on convertible debentures                                              2,571,429                     -
Change in non-cash operating working capital items
      Accounts and other receivables                                                    (182,688)             (158,187)
      Tax credits receivable                                                             (51,133)               (8,254)
      Prepaid expenses                                                                    (7,577)              (50,866)
      Accounts payable, accrued liabilities and deferred revenue                         619,635               (15,388)
                                                                                -----------------------------------------

                                                                                      (3,309,424)           (2,016,984)
                                                                                -----------------------------------------

FINANCING ACTIVITIES
Settlement of debt                                                                             -               (13,460)
Proceeds from issuance of convertible debentures                                       1,625,000             1,015,503
Proceeds from long-term debt                                                                   -                58,491
Repayment of long-term debt                                                              (11,846)              (53,499)
Proceeds from issuance of common shares                                                   72,223               206,460
Repurchase of common shares                                                                 (417)                    -
Proceeds on advances from Manitex Capital Inc.                                           437,988               374,764
Repayment of advance from Manitex Capital Inc.                                          (150,000)                    -
Proceeds on issuance of notes payable                                                    630,000                     -
Bank indebtedness                                                                        507,203                     -
                                                                                -----------------------------------------

                                                                                       3,110,151             1,588,259
                                                                                -----------------------------------------

INVESTING ACTIVITIES
Additions to other assets                                                                 (7,265)               (8,909)
Disposals of (additions to) fixed assets                                                 (28,956)                3,516
                                                                                -----------------------------------------

                                                                                         (36,221)               (5,393)
                                                                                -----------------------------------------

EFFECT OF FOREIGN EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS                     130,739                   272
                                                                                -----------------------------------------

DECREASE IN CASH AND CASH EQUIVALENTS                                                   (104,755)             (433,846)

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                                          143,543               424,140
                                                                                -----------------------------------------

CASH AND CASH EQUIVALENTS - END OF PERIOD                                                 38,788                (9,706)
                                                                                -----------------------------------------

Cash and cash equivalents comprise:
      Cash                                                                                38,788               143,543

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Notes to Interim Consolidated Financial Statements

September 30, 2000 and 1999
--------------------------------------------------------------------------------

(expressed in U.S. dollars)


1     BASIS OF PRESENTATION

      The consolidated financial statements and related notes included herein have been prepared by TEC TechnologyEvaluation.Com Corporation without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. In the opinion of management, the accompanying unaudited consolidated financial statements contain all adjustments, consisting of only normal recurring adjustments, necessary to present fairly the financial position of TEC TechnologyEvaluation.Com Corporation as of September 30, 2000 and the results of its operations and its cash flows for the nine months ended September 30, 2000 and 1999. All significant intercompany accounts and transactions have been eliminated on consolidation. The results of operations for the nine months ended September 30, 2000 are not necessarily indicative of the results that can be expected for the entire fiscal year ending December 31, 2000.

2     INCORPORATION AND NATURE OF OPERATIONS

      TEC TechnologyEvaluation.Com Corporation (formerly Arlingsoft Corporation) (the "Company") was incorporated on November 13, 1998 under the Canada Business Corporations Act. The Company is a provider of web-based research and analysis on computer hardware, software, communications and related information technology ("IT") industries. On November 18, 1998, the Company acquired all of the issued and outstanding shares of Arlington Software Corporation and Technology Evaluation Center, Incorporated (formerly Arlington Software Inc.).

      These financial statements have been prepared on a going concern basis which assumes the realization of assets and the liquidation of liabilities in the normal course of business. The Company's ability to continue as a going concern is dependent upon obtaining the necessary financing to complete its projects, to market its technology and upon future profitable operations. The Company's future is dependent on the steps taken by its shareholders, and on the ability of the Company to generate cash flow from operations and other measures to eliminate the deficit. In its business plan, the Company anticipates the need to raise additional capital. These financial statements do not give effect to any adjustments which could be necessary should the Company be unable to continue as a going concern and, therefore, be required to realize its assets and discharge its liabilities in other than the normal course of business, and at amounts different from those reflected in these financial statements.

      The Company is planning to complete a private  placement  as  discussed in note 9.


3.    WEB ADVERTISING REVENUE

      In the nine months ended September 30, 2000, the Company began selling advertising space on its web site to both advertising agencies and corporate customers. This represented a new source of revenue that was not available in prior fiscal years.

      Web advertising revenues are recognized from advertising delivered on the Company's web site at an agreed rate per thousand impressions delivered, or based on user clicks which trigger the display of advertising banners. Revenues from advertising arrangements are recognized as the impressions required by the advertising contracts are delivered or as clicks resulting in the display of advertising banners occur.

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Notes to Interim Consolidated Financial Statements

September 30, 2000 and 1999
--------------------------------------------------------------------------------

(expressed in U.S. dollars)


ISSUANCE OF CONVERTIBLE DEBENTURES

      Effective March 30, 2000, the Company raised $3,000,000 through a private placement of 6% secured debentures, convertible at a price of US$0.21 per share into common shares of the Company. This transaction with related parties was completed on realization of the following:

           An exchange of notes payable due to Intasys Corporation                   $       1,000,000
           An exchange of advances due to Manitex Capital Inc.                                 375,000
                                                                                      ------------------

           Total consideration on exchange of existing debt                                  1,375,000

           Cash received from Intasys Corporation                                            1,625,000
                                                                                      ------------------

           Convertible debentures issued                                             $       3,000,000
                                                                                      ------------------

      Based on the terms for conversion, there was an intrinsic value associated with the beneficial conversion feature of $2,571,429. This amount has been recorded as interest expense in the period.

      Subsequent to September 30, 2000, the debentures were converted at US$0.21 per share into 14,285,714 common shares. This transaction forms part of the 23,826,280 common shares that were transferred to 3786137 Canada Inc. as described in note 9 c).


5.    ISSUANCE OF NOTES PAYABLE

      During the period, the Company raised $630,000 by the issuance of notes payable to the following related parties:

           Intasys Corporation                                                       $         250,000
           Consultants Alconsultex, Inc.                                                       380,000
                                                                                      ------------------

                                                                                     $         630,000
                                                                                      ------------------

      The notes are non-interest bearing and have no specific terms of repayment. Subsequent to September 30, 2000, the $380,000 note payable was repaid to Groupe Alconsultex Ltee.

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Notes to Interim Consolidated Financial Statements

September 30, 2000 and 1999
--------------------------------------------------------------------------------

(expressed in U.S. dollars)


6.    CAPITAL STOCK

      Changes  in  outstanding   options  during  the  nine-month  period  ended
      September 30, 2000 were as follows:

                                                                                                                    WEIGHTED
                                                                                                                     AVERAGE
                                                                    EXERCISE PRICE                            EXERCISE PRICE
                                                                               US$               NUMBER                  US$

                Options outstanding - December 31, 1999                       0.20              827,500                 0.20
                      Granted at $0.20                                        0.20              215,000                 0.20
                      Granted at $0.50                                        0.50               55,000                 0.50
                      Exercised at $0.20                                      0.20             (130,004)                0.20
                      Cancelled                                               0.20              (47,500)                0.20
                                                                  -------------------------------------------------------------

                Total options outstanding - September 30, 2000:                                 919,996                 0.22
                                                                  -------------------------------------------------------------

                                                                              0.20              864,996
                                                                              0.50               55,000
                                                                  -------------------------------------------------------------

                                                                                                919,996
                                                                  -------------------------------------------------------------

                Options exercisable - September 30, 2000                      0.20              284,996                 0.20
                                                                  -------------------------------------------------------------

                Weighted average remaining contractual life                   0.20              864,996            9.0 years
                                                                              0.50               55,000            9.6 years
                                                                  -------------------------------------------------------------

7.    NEW ACCOUNTING STANDARDS

      On December 3, 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin ("SAB") 101, "Revenue Recognition". SAB 101 and its related amendments are effective commencing in the first fiscal quarter of the first fiscal year beginning after December 15, 1999. The implementation of this SAB does not have any material effect on the Company's financial statements or revenue recognition policy in future periods.

      In 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities". The standard, which must be applied prospectively, is effective for all fiscal quarters of all fiscal years beginning after June 15, 2000. The adoption of SFAS No. 133 is not expected to have any material impact on the Company's financial statements.

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Notes to Interim Consolidated Financial Statements

September 30, 2000 and 1999
--------------------------------------------------------------------------------

(expressed in U.S. dollars)

8.    SEGMENT INFORMATION

      Management has organized the Company under one reportable segment, being the development and marketing of software and related services. Substantially all of the Company's long-lived assets are located in Canada and the United States.

      The summary of revenue by geographic location in which the Company's customers are located is as follows:

                                               SEPTEMBER 30,          SEPTEMBER 30,
                                                        2000                   1999

           United States                  $           544,264    $           122,308
           Canada                                      47,164                145,813
           Other                                            -                  4,941
                                           -------------------------------------------

                                          $           591,428    $           273,062
                                           -------------------------------------------

      During the nine months ended September 30, 2000, there were three customers from which 10% or more of the Company's total revenues were derived, accounting for 22%, 27% and 11% of total revenue. During the nine months ended September 30, 1999, there were three customers from which 10% or more of the Company's total revenues were derived, accounting for 21%, 22% and 13% of total revenue.

9.    SUBSEQUENT EVENTS

      a) The Company issued 800,000 common shares for a total consideration of $200,000 (CA$305,420).

      b) Subsequent to September 30, 2000, the Company's employees forfeited a total of 470,000 issued and outstanding options with an exercise price of US$0.20 each, of which 181,667 were exercisable.

      c) As of October 10, 2000, a Share Exchange Agreement (the "Exchange Agreement") was entered into among TECE Inc., a Nevada corporation listed on the OTC BB in the United States under the symbol TENC and formerly called Internet Food Company. Inc. ("TECE"), its wholly owned subsidiary, 3786137 Canada Inc. ("3786137") TEC Technology Evaluation.Com Corporation ("TEC.com"), Manitex Capital Inc. ("Manitex"), Intasys Corporation ("Intasys") and Mr. Don Lobley ("Lobley"), (Manitex, Lobley and Intasys are collectively referred to as the "Majority TEC.com Shareholders"). Effective November 9, 2000, pursuant to this Exchange Agreement, TECE, through its wholly owned subsidiary, 3786137, has taken a majority controlling interest in TEC.com.

           On closing of the transactions contemplated by the Exchange Agreement, the Majority TEC.com Shareholders transferred to 3786137, on a two-for-one basis, all of the shares and convertible debentures of TEC.com held by them, equivalent to a total of 23,826,280 common shares of TEC.com, for an aggregate of 11,913,140 exchangeable preferred shares of 3786137 (the "Exchangeable Shares"). The Exchangeable Shares are exchangeable on a share-for-share basis at the option of their holder into an aggregate of 11,913,140 shares of common stock, US$0.001 par value, of TECE.

TEC TECHNOLOGYEVALUATION.COM CORPORATION
Notes to Interim Consolidated Financial Statements

September 30, 2000 and 1999
--------------------------------------------------------------------------------

(expressed in U.S. dollars)


           As part of the transactions, TECE and 3786137 have agreed to present this offer to the eligible minority shareholders and the convertible debenture holders of TEC.com to exchange their common shares and convertible debentures of TEC.com for Exchangeable Shares on the same terms and conditions as those offered to and accepted by the Majority Shareholders.

           Furthermore, concurrent with the closing of the transactions contemplated by the Exchange Agreement, TECE completed a private placement yielding gross proceeds of US$4,000,000 in which it issued an aggregate of 1,000,000 units. Each unit includes one share of TECE common stock and one warrant. Each warrant entitles its holder to acquire one share of TECE common stock at a price of US$5.00 on or before September 30, 2002.

      d) A $48,701 convertible debenture was converted at US$0.50 per share into 97,403 shares.

TECE, INC.
Pro Forma Consolidated Balance Sheet

As at September 30, 2000
--------------------------------------------------------------------------------

(expressed in U.S. dollars)


                                                                        TECE, INC.
                                                                         (FORMERLY
                                                       TEC.COM       INTERNET FOOD
                                                  CONSOLIDATED      COMPANY, INC.)         ADJUSTMENTS             PRO FORMA
                                                             $                   $                   $                     $
                                                   (unaudited)         (unaudited)
ASSETS

CURRENT ASSETS
Cash and cash equivalents                               38,788               1,353            3,491,444 2 f)       3,531,585
Accounts receivable                                    281,775               1,418               (1,418)2 g)         281,775
Tax credits receivable                                 207,004                   -                    -              207,004
Prepaid expenses                                        69,086                   -                    -               69,086
                                              ---------------------------------------------------------------------------------

                                                       596,653               2,771            3,490,026            4,089,450

FIXED ASSETS                                           165,319                 475                 (475)2 g)         165,319

OTHER ASSETS                                             8,087               6,050               (6,050)2 g)           8,087
                                              ---------------------------------------------------------------------------------

                                                       770,059               9,296            3,483,501            4,262,856
                                              ---------------------------------------------------------------------------------

LIABILITIES

CURRENT LIABILITIES
Bank indebtedness                                      507,203                   -             (507,203)2 f)               -
Accounts payable and accrued liabilities               877,899                   -                    -              877,899
Notes payable                                          630,000              34,221              (34,221)2 g)         630,000
Deferred revenue                                       141,167                   -                    -              141,167
Current portion of long-term debt                       15,427                   -                    -               15,427
                                              ---------------------------------------------------------------------------------

                                                     2,171,696              34,221             (541,424)           1,664,493
                                              ---------------------------------------------------------------------------------

LONG-TERM DEBT                                         156,443                   -                    -              156,443

ADVANCES FROM MANITEX CAPITAL INC.                     910,165                   -                    -              910,165

CONVERTIBLE DEBENTURES                               4,985,263                   -                    -            4,985,263
                                              ---------------------------------------------------------------------------------

                                                     6,051,871                   -                    -            6,051,871
                                              ---------------------------------------------------------------------------------

REDEEMABLE PREFERRED SHARES                          2,046,508                   -                    -            2,046,508
                                              ---------------------------------------------------------------------------------


SHAREHOLDERS' EQUITY (DEFICIENCY)

EXCESS OF DEFICIT OVER SHARE CAPITAL
Capital stock (31,184,346 common shares
      issued and outstanding)                        2,906,703             126,250            4,112,000 2  f) h)   7,144,953
Deferred stock-based compensation                     (103,437)                  -                    -             (103,437)
Additional paid-in capital                           2,819,679                                        -            2,819,679
Accumulated other comprehensive income                 145,245                   -                    -              145,245
Accumulated deficit                                (15,268,206)           (151,175)             (87,075)2 g) h)  (15,506,456)
                                              ---------------------------------------------------------------------------------

                                                    (9,500,016)            (24,925)           4,024,925           (5,500,016)
                                              ---------------------------------------------------------------------------------

                                                       770,059               9,296            3,483,501            4,262,856
                                              ---------------------------------------------------------------------------------

TECE, INC.
Pro Forma Consolidated Statement of Operations and Deficit

For the nine-month period ended September 30, 2000
--------------------------------------------------------------------------------

(expressed in U.S. dollars)


                                                                        TECE, INC.
                                                                         (FORMERLY
                                                     TEC.COM         INTERNET FOOD
                                                CONSOLIDATED        COMPANY, INC.)         ADJUSTMENTS             PRO FORMA
                                                           $                     $                   $                     $
                                                 (unaudited)           (unaudited)

REVENUE
Consulting fees                                      421,045                      -                   -              421,045
Licensing revenue from software sales                      -                      -                   -                    -
Web advertising revenue                              170,384                      -                   -              170,384
Product sales                                              -                  3,194                   -                3,194
                                            -----------------------------------------------------------------------------------

                                                     591,429                  3,194                   -              594,623
                                            -----------------------------------------------------------------------------------

EXPENSES
Selling and administrative (including
      recovery of stock-based
      compensation expense of $957,450)            3,087,142                 14,418              87,075 2 g) h)    3,188,635
Research and development, net of tax
      credit                                          50,913                      -                   -               50,913
Amortization of other assets                           7,682                      -                   -                7,682
Depreciation of fixed assets                          51,055                     75                   -               51,130
                                            -----------------------------------------------------------------------------------

                                                   3,196,792                 14,493             (87,075)           3,298,360
                                            -----------------------------------------------------------------------------------

OPERATING LOSS                                    (2,605,363)               (11,299)            (87,075)          (2,703,737)
                                            -----------------------------------------------------------------------------------

OTHER INCOME (EXPENSES)
Interest income                                        2,750                      -                   -                2,750
Finance fee expense                                   (1,852)                     -                   -               (1,852)
Interest expense (including accretion on
      convertible debentures of
      $2,571,429 (note 2 b))                      (2,897,585)                     -                   -           (2,897,585)
Foreign exchange gain (loss)                        (155,368)                     -                   -             (155,368)
                                            -----------------------------------------------------------------------------------

                                                  (3,052,055)                     -                   -           (3,052,055)
                                            -----------------------------------------------------------------------------------

NET LOSS BEFORE INCOME TAXES                      (5,657,418)               (11,299)            (87,075)          (5,755,792)

INCOME TAX EXPENSE                                         -                   (800)                  -                 (800)
                                            -----------------------------------------------------------------------------------

NET LOSS FOR THE PERIOD                           (5,657,418)               (12,099)            (87,075)          (5,756,592)
                                            -----------------------------------------------------------------------------------

NET LOSS PER COMMON SHARE, BASIC AND
      DILUTED                                          (0.33)                     -                   -                (0.18)
                                            -----------------------------------------------------------------------------------

WEIGHTED AVERAGE NUMBER OF COMMON SHARES          16,926,470                                                      31,184,346
                                            -----------------------------------------------------------------------------------

TECE, INC.
Pro Forma Consolidated Statement of Operations and Deficit

For the year ended December 31, 1999
--------------------------------------------------------------------------------

(expressed in U.S. dollars)


                                                                        TECE, INC.
                                                                         (FORMERLY
                                                       TEC.COM       INTERNET FOOD
                                                  CONSOLIDATED      COMPANY, INC.)         ADJUSTMENTS             PRO FORMA
                                                             $                   $                   $                     $

REVENUE
Consulting fees                                        357,845                   -                    -              357,845
Licencing revenue from software sales                   13,424                   -                    -               13,424
Product sales                                                -              16,991                    -               16,991
                                              ---------------------------------------------------------------------------------

                                                       371,269              16,991                    -              388,260
                                              ---------------------------------------------------------------------------------

EXPENSES
Selling and administrative (including
      stock-based compensation expense of
      $2,533,040)                                    5,786,624              77,076              121,338 2 g) h)    5,985,038
Research and development, net of tax credits            29,004                   -                    -               29,004
Amortization of other assets                             9,899                   -                    -                9,899
Depreciation of fixed assets                            19,361                 150                    -               19,511
                                              ---------------------------------------------------------------------------------

                                                     5,844,888              77,226              121,338            6,043,452
                                              ---------------------------------------------------------------------------------

OPERATING LOSS                                      (5,473,619)            (60,235)            (121,338)          (5,655,192)
                                              ---------------------------------------------------------------------------------

OTHER INCOME (EXPENSE)
Interest income                                         40,367                   -                    -               40,367
Finance fee expense                                    (96,011)                  -                    -              (96,011)
Interest expense                                      (220,650)             (1,829)          (2,571,429)2 b)      (2,793,908)
Foreign exchange gain                                   60,387                   -                    -               60,387
                                              ---------------------------------------------------------------------------------

                                                      (215,907)             (1,829)          (2,571,429)          (2,789,165)
                                              ---------------------------------------------------------------------------------

LOSS FROM CONTINUING OPERATIONS BEFORE
      INCOME TAXES                                  (5,689,526)            (62,064)          (2,692,767)          (8,444,357)

INCOME TAX RECOVERY (EXPENSE)                           61,381                (800)                   -               60,581
                                              ---------------------------------------------------------------------------------

NET LOSS FOR THE YEAR FROM CONTINUING
      OPERATIONS BEFORE EXTRAORDINARY GAIN          (5,628,145)            (62,864)          (2,692,767)          (8,383,776)

EXTRAORDINARY GAIN ON SETTLEMENT OF DEBT,
      net of tax of $7,811                              15,161                   -                    -               15,161
                                              ---------------------------------------------------------------------------------

NET LOSS FOR THE YEAR                               (5,612,984)            (62,864)          (2,692,767)          (8,368,615)
                                              ---------------------------------------------------------------------------------

LOSS PER COMMON SHARE, BASIC AND
      DILUTED FROM
Continuing operations and extraordinary gain             (0.30)                  -                (0.09)               (0.27)
                                              ---------------------------------------------------------------------------------

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
      OUTSTANDING                                   18,485,762                                                    31,184,346
                                              ---------------------------------------------------------------------------------

TECE, INC.
Notes to Pro Forma Consolidated Financial Statements

September 30, 2000
--------------------------------------------------------------------------------

(expressed in U.S. dollars)



1.    BASIS OF PRESENTATION

      As of October 10, 2000, a Share Exchange Agreement (the "Exchange Agreement") was entered into among TECE, Inc., a Nevada corporation listed on the OTC BB in the United States under the symbol TENC and formerly called Internet Food Company, Inc. ("TECE"), its wholly owned subsidiary, 3786137 Canada Inc. ("3786137"), TEC Technology Evaluation.Com Corporation ("TEC.com") Manitex Capital Inc. ("Manitex"), Intasys Corporation ("Intasys") and Mr. Don Lobley ("Lobley"), (Manitex, Lobley and Intasys are collectively referred to as the "Majority TEC.com Shareholders"). Effective November 9, 2000, pursuant to this Exchange Agreement, TECE, through its wholly owned subsidiary, 3786137, has taken a majority controlling interest in TEC.com.

      This transaction was accounted for in accordance with the guidelines established by the Securities and Exchange Commission (SEC), as more fully explained in note 2, for reverse takeovers since after the transaction the shareholders of TEC.com exercise effective control of the combined entity.

      The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements of the various companies involved in the transactions described in note 2.

      The accompanying unaudited pro forma consolidated financial statements as at September 30, 2000 and December 31, 1999 of TECE have been prepared by management to reflect the transactions described in note 2 as if they had all occurred as of September 30, 2000 with respect to the unaudited consolidated pro forma balance sheet, and as of January 1, 1999 with respect to the unaudited consolidated pro forma statement of operations and deficit. These transactions are described in detail in the 8K filed by TECE on November 9, 2000.

      These accompanying unaudited pro forma consolidated financial statements of TECE have been prepared by management in accordance with accounting principles generally accepted in the United States and the pro forma assumptions described in note 2.

      The unaudited pro forma consolidated financial statements have been prepared from the following:

      a) the audited consolidated statement of operations of TEC.com for the year ended December 31, 1999 and the unaudited consolidated interim financial statements of TEC.com for the nine months ended September 30, 2000 prepared under United States generally accepted accounting principles (U.S. GAAP);

      b) the audited financial statements of Internet Food Company, Inc. for the year ended December 31, 1999 and the unaudited interim financial statements of Internet Food Company, Inc. for the nine months ended September 30, 2000.

TECE, INC.
Notes to Pro Forma Consolidated Financial Statements

September 30, 2000
--------------------------------------------------------------------------------

(expressed in U.S. dollars)


      The unaudited pro forma consolidated statement of earnings is not necessarily indicative of the results of operations that would have occurred in the periods referred to above had the transaction described in note 2 been effected at the beginning of the year, nor is necessarily indicative of future results. In preparation of the unaudited pro forma consolidated financial statements, management has made certain estimates and assumptions that affect the amounts reported in the unaudited pro forma consolidated financial statements. Actual amounts recorded upon consummation of the transactions may differ from these estimates.

      The accounting policies used in the preparation of the unaudited pro forma consolidated financial statements are in accordance with those disclosed in the TEC.com audited consolidated financial statements for the year ended December 31, 1999.


2     PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

      The unaudited pro forma consolidated balance sheet as at September 30, 2000 gives effect to the November 9, 2000 transaction as if it had taken place as at September 30, 2000. The unaudited pro forma consolidated statement of operations and deficit for the year ended December 31, 1999 and the nine months ended September 30, 2000 give effect to the transaction as if it had taken place as at January 1, 1999.

      The acquisition of TEC.com by TECE is considered, in substance, to be a recapitalization of TEC.com rather than a business combination. The significance of this is that the shares of common stock held by TECE's shareholders are treated as an issuance of new equity by TEC.com, accompanied by a recapitalization, and therefore, is accounted for as a change in capital structure.

      The basic structure and terms of the reverse acquisition and related events are accounted for in the unaudited pro forma consolidated financial statements as follows:

      c) On March 30, 2000, TEC.com raised $3,000,000 through a private placement of 6% secured debentures, convertible at a price of US$0.21 per share into common shares of TEC.com. This transaction with related parties was completed on realization of the following:


                           An exchange of notes payable due to Intasys Corporation                        $        1,000,000
                           An exchange of advances due to Manitex Capital Inc.                                       375,000
                                                                                                            -------------------

                           Total consideration on exchange of existing debt                                        1,375,000

                           Cash from Intasys Corporation                                                           1,625,000
                                                                                                            -------------------

                           Convertible debentures issued                                                  $        3,000,000
                                                                                                            -------------------

           Subsequently, the $3,000,000 convertible debentures were converted at US$0.21 per share into 14,285,714 common shares of TEC.com.

TECE, INC.
Notes to Pro Forma Consolidated Financial Statements

September 30, 2000
--------------------------------------------------------------------------------

(expressed in U.S. dollars)



      b) The conversion of the $3,000,000 convertible debentures resulted in a beneficial conversion feature and $2,571,429 of interest expense being recorded.

      c) A $48,701 convertible debenture was converted at US$0.50 per share into 97,403 shares of TEC.com.

      d) Pro forma adjustment to record the acquisition of TECE by TEC.com. In accordance with the Exchange Agreement, the Majority TEC.com Shareholders transferred to 3786137, on a two-for-one basis, all of the shares and convertible debentures of TEC.com held by them, equivalent to a total of 23,826,280 common shares of TEC.com, for an aggregate of 11,913,140 exchangeable preferred shares of 3786137 (the "Exchangeable Shares"). The Exchangeable Shares are exchangeable on a share-for-share basis at the option of their holder into an aggregate of 11,913,140 shares of common stock, US$0.001 par value, of TECE.

      e) In accordance with the Exchange Agreement dated October 10, 2000, the 11,913,140 Exchangeable Shares in 3786137 are considered in substance to be equal to TECE common shares and consequently, are included in the calculation of the total issued and outstanding shares of TECE, as that number is used for earnings per share and shareholders' equity presentation.

      f) Pro forma adjustment to record a private placement completed by TECE subsequent to the reverse acquisition yielding gross proceeds of $4,000,000 in which it issued an aggregate of 1,000,000 units each consisting of one share of TECE common stock and one warrant. Each warrant entitles its holder to acquire one share of TECE common stock at a price of US$5.00 on or before September 30, 2002. The pro forma adjustment assumes the repayment of bank indebtedness with the proceeds of this private placement.

      g) Pro forma adjustment to write off the net assets of Internet Food Company, Inc. as management considers them to have no value to TECE's future operations. The adjustment also eliminates TECE's accumulated deficit.

      h) Subsequent to September 30, 2000, TEC.com issued 800,000 common shares for cash consideration of $200,000. The fair value of these shares was US$0.39 each. As a result, the pro forma adjustment records a stock-based compensation expense of $112,000.